Exhibit 10.14

Spousal Consent Letter

WHEREAS:

1. I, Lin Weixiong, a citizen of the People’s Republic of China, with the Identity Card Number of ***, is the spouse of Wei Qian who is a shareholder of Shanghai Hode Information Technology Co., Ltd.;

2. Wei Qian has executed a series of agreements together with appendices and amendments thereof in all forms with Hode Shanghai Limited and Shanghai Hode Information Technology Co., Ltd., including the “Equity Pledge Agreement”, the “Exclusive Technology Consulting and Services Agreement”, the “Exclusive Call Option Agreement” and the “Power of Attorney” (the “Agreements”).

I hereby confirm that I have read and familiarize myself with the provisions of the Agreements. I will be bound by the Agreements as a contracting party where necessary.

I further confirm and agree that:

(1)             The shares owned by Wei Qian referred to in the Agreements (“Wei Qian’s Shares”) remain to be owned by Wei Qian in all circumstances whatsoever, and Wei Qian may pledge, sell or otherwise dispose of Wei Qian’s Shares in accordance with the provisions of the Agreements without my consent;

(2)             Wei Qian may execute any amendments or variations to the Agreements with respect to Wei Qian’s Shares, without the necessity to obtain my signature, confirmation, consent or affirmation;

(3)             In no circumstances will I make any claim with respect to Wei Qian’s Shares or take any action that is inconsistent with the provisions of the Agreements;

(4)             Any part of Wei Qian’s Shares that may be attributable to myself (the “Owned Shares”) shall be and are capable of being pledged, sold, or otherwise disposed of in accordance with the provisions of the Agreements;

(5)             Where necessary, I agree to execute the Agreements as a contracting party, and undertake that any amendments or variations to the Agreements will not be inconsistent in any way with the rights and obligations of Wei Qian under the Agreements.

(6)             In no circumstances will I make any claim with respect to the Owned Shares or take any action that is inconsistent with the provisions of the Agreements.

The above is hereby confirmed.

(Signature):	/s/ Lin Weixiong
October 10, 2017

Spousal Consent Letter

WHEREAS:

1. I, Li Qingyu, a citizen of the People’s Republic of China, with the Identity Card Number of ***, is the spouse of Cao Xi who is a shareholder of Shanghai Hode Information Technology Co., Ltd.;

2. Cao Xi has executed a series of agreements together with appendices and amendments thereof in all forms with Hode Shanghai Limited and Shanghai Hode Information Technology Co., Ltd., including the “Equity Pledge Agreement”, the “Exclusive Technology Consulting and Services Agreement”, the “Exclusive Call Option Agreement” and the “Power of Attorney” (the “Agreements”).

I hereby confirm that I have read and familiarize myself with the provisions of the Agreements. I will be bound by the Agreements as a contracting party where necessary.

I further confirm and agree that:

(7)             The shares owned by Cao Xi referred to in the Agreements (“Cao Xi’s Shares”) remain to be owned by Cao Xi in all circumstances whatsoever, and Cao Xi may pledge, sell or otherwise dispose of Cao Xi’s Shares in accordance with the provisions of the Agreements without my consent;

(8)             Cao Xi may execute any amendments or variations to the Agreements with respect to Cao Xi’s Shares, without the necessity to obtain my signature, confirmation, consent or affirmation;

(9)             In no circumstances will I make any claim with respect to Cao Xi’s Shares or take any action that is inconsistent with the provisions of the Agreements;

(10)      Any part of Cao Xi’s Shares that may be attributable to myself (the “Owned Shares”) shall be and are capable of being pledged, sold, or otherwise disposed of in accordance with the provisions of the Agreements;

(11)      Where necessary, I agree to execute the Agreements as a contracting party, and undertake that any amendments or variations to the Agreements will not be inconsistent in any way with the rights and obligations of Cao Xi under the Agreements.

(12)      In no circumstances will I make any claim with respect to the Owned Shares or take any action that is inconsistent with the provisions of the Agreements.

The above is hereby confirmed.

(Signature):	/s/ Li Qingyu
October 10, 2017

Spousal Consent Letter

WHEREAS:

1. I, Yang Qitao, a citizen of the People’s Republic of China, with the Identity Card Number of ***, is the spouse of Chen Rui who is a shareholder of Shanghai Hode Information Technology Co., Ltd.;

2. Chen Rui has executed a series of agreements together with appendices and amendments thereof in all forms with Hode Shanghai Limited and Shanghai Hode Information Technology Co., Ltd., including the “Equity Pledge Agreement”, the “Exclusive Technology Consulting and Services Agreement”, the “Exclusive Call Option Agreement” and the “Power of Attorney” (the “Agreements”).

I hereby confirm that I have read and familiarize myself with the provisions of the Agreements. I will be bound by the Agreements as a contracting party where necessary.

I further confirm and agree that:

(13)      The shares owned by Chen Rui referred to in the Agreements (“Chen Rui’s Shares”) remain to be owned by Chen Rui in all circumstances whatsoever, and Chen Rui may pledge, sell or otherwise dispose of Chen Rui’s Shares in accordance with the provisions of the Agreements without my consent;

(14)      Chen Rui may execute any amendments or variations to the Agreements with respect to Chen Rui’s Shares, without the necessity to obtain my signature, confirmation, consent or affirmation;

(15)      In no circumstances will I make any claim with respect to Chen Rui’s Shares or take any action that is inconsistent with the provisions of the Agreements;

(16)      Any part of Chen Rui’s Shares that may be attributable to myself (the “Owned Shares”) shall be and are capable of being pledged, sold, or otherwise disposed of in accordance with the provisions of the Agreements;

(17)      Where necessary, I agree to execute the Agreements as a contracting party, and undertake that any amendments or variations to the Agreements will not be inconsistent in any way with the rights and obligations of Chen Rui under the Agreements.

(18)      In no circumstances will I make any claim with respect to the Owned Shares or take any action that is inconsistent with the provisions of the Agreements.

The above is hereby confirmed.

(Signature):	/s/ Yang Qitao
October 10, 2017